UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 9, 2015
(Date of earliest event reported)

Arcadia Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37383 (Commission File Number)	81-0571538 (I.R.S. Employer Identification No.)

202 Cousteau Place, Suite 105

Davis, CA 95618
(Address of principal executive offices, including zip code)

(530) 756-7077
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Arcadia Biosciences, Inc. (the “Company”) previously filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 333-202124) an Intellectual Property License Agreement, dated January 1, 2003, between the Company and Blue Horse Labs, Inc. (the “Agreement”). The Company omitted certain portions of the Agreement from the publicly filed version of the Agreement and filed a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, with respect to the omitted portions of the Agreement. In response to comments received from the staff of the Commission, the Company is now refiling the Agreement to address the staff’s comments.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.2	Intellectual Property License Agreement dated January 1, 2003 between the Company and Blue Horse Labs, Inc., as amended.**

**Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Exchange Act. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date: June 10, 2015	By:	/s/ Wendy S. Neal
Name: Wendy S. Neal
Title: Vice President & Chief Legal Officer

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